UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive
Harrisburg, Pennsylvania 17102
 (Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On February 25, 2013, Hersha Hospitality Trust (the “Company”) and Hersha Hospitality Limited Partnership (the “Operating Partnership”) entered into an underwriting agreement with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Raymond James & Associates, Inc., as representatives of the several underwriters named in the underwriting agreement, with respect to the offer and sale by the Company of 3,000,000 shares of the Company’s 6.875% Series C Cumulative Redeemable Preferred Shares, par value $0.01 per share (liquidation preference $25 per share) (the “Series C Preferred Shares”).

Pursuant to the underwriting agreement, the Company expects to issue and sell to the public 3,000,000 shares of its Series C Preferred Shares on March 6, 2013, at a public offering price of $25.00 per share. The net proceeds to the Company from the public offering of the Series C Preferred Shares is expected to be approximately $72.5 million, after deducting the underwriting discount and estimated offering expenses payable by the Company. The offering of the Series C Preferred Shares is being made pursuant to the prospectus supplement dated February 25, 2013 and the accompanying base prospectus dated May 6, 2011, filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-174029) (the “Registration Statement”), which became effective upon filing with the Commission on May 6, 2011.

The closing of the offering and the delivery of the Series C Preferred Shares is expected to occur on March 6, 2013. The underwriting agreement contains customary representations, warranties and agreements of the Company and the Operating Partnership, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. Under the terms of the underwriting agreement, the Company and the Operating Partnership agreed to indemnify the underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the underwriters may be required to make in respect of these liabilities.

In the ordinary course of business the underwriters or their affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company, the Operating Partnership and their affiliates for which they have received or may receive customary fees and expenses. Banking affiliates of Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Raymond James & Associates, Inc. are lenders under the Company’s $400.0 million unsecured revolving credit facility.

The above summary of the underwriting agreement does not purport to be complete and is qualifed in its entirety by the underwriting agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated by reference herein. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 as an exhibit to the Registration Statement, and such exhibit is hereby incorporated by reference into the Registration Statement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 27, 2013, the Company announced that it called for redemption all outstanding shares of its 8.00% Series A Cumulative Redeemable Preferred Shares (liquidation preference $25 per share) (the “Series A Preferred Shares) (CUSIP: 427825203). The Series A Preferred Shares will be redeemed on March 28, 2013 (2,400,000 shares) at a redemption price of $25.00 per share, plus all accumulated and unpaid distributions to the redemption date, for an aggregate redemption price of $25.4056 per share. The Series A Preferred Shares are currently listed on the New York Stock Exchange under the symbol “HT PRA.” A copy of the press release and notice of redemption for the Series A Preferred Shares are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 3.03	Material Modification of the Rights of Security Holders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the issuance and sale of the Series C Preferred Shares, the Company caused Articles Supplementary, which classify 3,000,000 shares of the Company’s authorized preferred shares as Series C Preferred Shares, to be filed with the State Department of Assessments and Taxation of Maryland on March 1, 2013. A copy of the above-referenced Articles Supplementary is filed as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A filed on March 1, 2013 and incorporated by reference herein.

The Series C Preferred Shares rank senior to all classes and series of the Company’s common shares and any junior shares the Company may issue in the future, and on parity with the Company’s 8.00% Series A Preferred Shares, prior to redemption of such shares, the Company’s 8.00% Series B Cumulative Redeemable Preferred Shares (the “Series B Preferred Shares”) and any other parity shares the Company may issue in the future, in each case, with respect to the payment of dividends and the distribution of assets upon the liquidation, dissolution or winding up of the Company, all as set forth in the Articles Supplementary.

The Company, as the general partner of the Operating Partnership, expects to amend the agreement of limited partnership of the Operating Partnership (the “Partnership Agreement”) to provide for the issuance of 3,000,000 6.875% Series C Preferred Partnership Units (liquidation preference $25 per unit) (the “Series C Preferred Units”). A form of such amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein. The Company expects to contribute the net proceeds from the sale of the Series C Preferred Shares in the offering to the Operating Partnership, in exchange for the same number of Series C Preferred Units. The Series C Preferred Units have economic terms that mirror the terms of the Series C Preferred Shares. The issuance of the Series C Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

The Series C Preferred Units will rank, as to distributions and upon liquidation, senior to the common units of limited partnership interest in the Operating Partnership and on parity with the Operating Partnership’s 8.00% Series A Preferred Partnership Units, prior to the redemption of such units in connection with the redemption Series A Preferred Shares, the Operating Partnership’s 8.00% Series B Preferred Partnership Units and other parity units the Operating Partnership may issue in the future, all as set forth in the form of amendment to the Partnership Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

A copy of the opinion of Hunton & Williams LLP relating to the legality of the issuance and sale of the Series C Preferred Shares is attached to this Current Report on Form 8-K as Exhibit 5.1. A copy of the opinion of Hunton & Williams LLP with respect to certain tax matters is attached to this Current Report on Form 8-K as Exhibit 8.1. Exhibits 5.1, 8.1 and 23.1 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

1.1
Underwriting Agreement, dated February 25, 2013, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Raymond James & Associates, Inc., as representatives of the several underwriters named therein.

3.1	Articles Supplementary relating to the Series C Preferred Shares (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form 8-A filed on March 1, 2013).

4.1
Form of specimen certificate representing the 6.875% Series C Cumulative Redeemable Preferred Shares, $0.01 par value per share (incorporated by reference to Exhibit 4.1 of the Company's Registration Statement on Form 8-A filed on March 1, 2013).

5.1	Opinion of Hunton & Williams LLP as to the validity of the Series C Preferred Shares.

8.1	Opinion of Hunton & Williams LLP as to certain tax matters.

10.1	Form of Fifth Amendment to the Agreement of Limited Partnership of Hersha Hospitality Limited Partnership.

23.1	Consents of Hunton & Williams LLP (included in Exhibits 5.1 and 8.1).

99.1	Press release issued by the Company on February 26, 2013 in connection with the redemption of the Series A Preferred Shares.

99.2	Notice of redemption of the Series A Preferred Shares, dated February 27, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: March 1, 2013	By:	/s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description

1.1
Underwriting Agreement, dated February 25, 2013, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Raymond James & Associates, Inc., as representatives of the several underwriters named therein.

3.1	Articles Supplementary relating to the Series C Preferred Shares (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form 8-A filed on March 1, 2013).

4.1
Form of specimen certificate representing the 6.875% Series C Cumulative Redeemable Preferred Shares, $0.01 par value per share (incorporated by reference to Exhibit 4.1 of the Company's Registration Statement on Form 8-A filed on March 1, 2013).

5.1	Opinion of Hunton & Williams LLP as to the validity of the Series C Preferred Shares.

8.1	Opinion of Hunton & Williams LLP as to certain tax matters.

10.1	Form of Fifth Amendment to the Agreement of Limited Partnership of Hersha Hospitality Limited Partnership.

23.1	Consents of Hunton & Williams LLP (included in Exhibits 5.1 and 8.1).

99.1	Press release issued by the Company on February 26, 2013 in connection with the redemption of the Series A Preferred Shares.

99.2	Notice of redemption of the Series A Preferred Shares, dated February 27, 2013.